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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): MAY 7, 2001




                              DIGIMARC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



     000-28317                                          94-3342784
(Commission file Number)                   (I.R.S. Employer Identification No.)



            19801 S.W. 72ND AVENUE, SUITE 100, TUALATIN, OREGON 97062
                    (Address of Principal Executive Offices)

                            TELEPHONE: (503) 885-9699
              (Registrant's Telephone Number, Including Area Code)


                                 With a copy to:
                              Gavin B. Grover, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105


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ITEM 5.       OTHER EVENTS.

     On May 7, 2001, the Registrant issued a press release announcing that it has become aware of several securities class action lawsuits filed against it, certain of its officers and directors, and one of the lead underwriters in the Registrant's December 2, 1999 initial public offering alleging various improper practices by the lead underwriter in the sale of the Registrant's stock. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

99.1  Press Release issued by the Registrant dated May 7, 2001




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Date: May 11, 2001

                              DIGIMARC CORPORATION


                              By: /s/ E.K. Ranjit
                                  ---------------------------------------
                                  E.K. Ranjit
                                  Chief Financial Officer